Goodwill, Net	12 Months Ended
Dec. 31, 2011
Goodwill, Net [Abstract]
GOODWILL, NET
8.	GOODWILL, NET

As of December 31, 2011, goodwill is attributed to wholesale segment of the acquisition of a jewelry company in 2002.

	Year ended December 31,
	2011	2010
	US$	US$
Carrying value, beginning of year
Goodwill	2,390	2,390
Accumulated impairment loss	(869)	(869)

Carrying value, end of year	1,521	1,521

The Company conducts annual impairment tests. The testing included the determination of the reporting unit’s fair value using discounted cash flow analysis. The fair value of that reporting unit was estimated using the expected present value of the future cash flows. No goodwill impairment charge was necessary for the years ended December 31, 2011, and 2010 and 2009.